SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 1, 2001


                    World Wide Wireless Communications, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


                  4812                                 86-0887822
        (Commission File Number)           (I.R.S. Employer Identification No.)


         520 Third Street, Suite 101 Oakland, California               94607
             (Address of Principal Executive Offices)                (Zip Code)


                                  510-839-6100
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On October 9, 2001, WORLD WIDE WIRELESS COMMUNICATIONS, INC. issued the attached press release announcing the resignation of Eugene I. Davis as Chief Executive Officer, as Chairman of the Board, and as a member of the Board of WORLD WIDE WIRELESS COMMUNICATIONS, INC., and from any similar positions in the company's subsidiaries. Reference is made to the press release, which is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Number                         Description
------                         -----------

99.1 Press release announcing the resignation of Eugene I. Davis as Chief Executive Officer, as Chairman of the Board, and as a member of the Board of WORLD WIDE WIRELESS COMMUNICATIONS, INC., and from any similar positions in the company's subsidiaries.


SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORLD WIDE WIRELESS COMMUNICATIONS, INC.
                                        ----------------------------------------
                                                  (Registrant)

                                         By:  /s/ Harry R. Kraatz
                                        ----------------------------------------
Date: October 9, 2001                    Harry R. Kraatz, Authorized Signatory